UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 4, 2011

_____________________________________________

instaCare Corp.

(Exact name of registrant as specified in its charter)

_____________________________________________

Nevada	000-33187	91-2105842
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2660 Townsgate Road
Suite 300
Westlake Village, CA	91361
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 446-1973

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accounts and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

On January 11, 2011 instaCare Corp. (the “Registrant”) [OTCQB: ISCR] was informed by its independent auditor Beckstead and Watts, LLP (“B&W”) that B&W would not be conducting audits for the period ended December 31, 2010 and therefore would not be standing for re-election as the company’s auditing firm.

On February 20, 2011 the Board of Directors of instaCare Corp. approved the election of the firm Seale and Beers, LLC as the company’s new independent auditors and has engaged Seale and Beers, LLC to conduct audits for the period ended December 31, 2010. During the most recent two fiscal years and the portion of time preceding the decision to engage Seale and Beers, LLC, neither the Registrant nor anyone engaged on its behalf has consulted with Seale and Beers, LLC regarding (i) either the application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(10(iv) of Regulation S-B) or a reportable event.

The audit reports issued by Beckstead & Watts, LLP with respect to the Registrant’s financial statements for the fiscal years ended December 31, 2008 and 2009 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Beckstead & Watts, LLP’s report contained an explanatory paragraph regarding substantial doubt about the Registrant’s ability to continue as a going concern. From 2008 through the date of Beckstead & Watts, LLP’s retirement, there were no disagreements between the Registrant and Beckstead & Watts, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Beckstead & Watts, LLP would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report.

The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by Beckstead & Watts, LLP, as the independent accountants of the Registrant.

Section 9 – Financial Statements and Exhibits

Item 9.01

Exhibits

EXHIBITS

Exhibit Number	Description
(16)	Letter from Beckstead & Watts, LLP, dated March 30, 2011 Consent from Beckstead & Watts, LLP
(99)	Letter from Beckstead & Watts, LLP, dated January 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

instaCare Corp.

/s/ Keith Berman

Keith Berman, CFO

Date: April 11, 2011